EXHIBIT 10.7

                       ISRAEL TECHNOLOGY ACQUISITION CORP.




                                                     ______________, 2005

A.F. Services Ltd.
23 Karlibach St.
Tel Aviv 67132
Israel

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Israel Technology Acquisition Corp. ("ITAC") and continuing until (the "Termination Date") the earlier of the consummation by ITAC of a "Business Combination" or ITAC's liquidation (as described in ITAC's IPO prospectus), A.F. Services Ltd. shall make available to ITAC certain office and secretarial services as may be required by ITAC from time to time, situated at 23 Karlibach St., Tel Aviv 67132, Israel. In exchange therefore, ITAC shall pay A.F. Services Ltd. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                       Very truly yours,


                                       ISRAEL TECHNOLOGY ACQUISITION CORP.



                                       By:  ________________________________
                                            Name:  Israel Frieder
                                            Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

A.F. SERVICES LTD.


By:  _________________
     Name:
     Title: